Long-Term Incentive Compensation / Retirement 401(k) Plan	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Long-Term Incentive Compensation
Long-Term Incentive Compensation

Our long-term incentive (LTI) programs currently include a cash-based incentive and certain equity-based compensation awards, as further described in our 2014 Annual Report on Form 10-K. A summary of the changes in our parent’s non-vested restricted shares for the quarter ended March 31, 2015 is presented below:

	Number of Shares	Weighted Average Grant Date Fair Value per Share
Non-vested at December 31, 2014	1,033,394	$19.80
Granted	3,538,385	9.38
Vested	(2,564)	19.82
Forfeited	(7,223)	16.21
Non-vested at March 31, 2015	4,561,992	$11.72

We record compensation expense on our LTI awards as general and administrative expense over the requisite service period, net of estimates of forfeitures. Pre-tax compensation expense related to all of our parent's LTI awards (both equity-based and cash-based) was approximately $5 million and $9 million during the quarters ended March 31, 2015 and 2014, respectively. As of March 31, 2015, we had unrecognized compensation expense of $69 million.  We will recognize an additional $17 million related to outstanding awards as of March 31, 2015 during the remainder of 2015, $36 million over the remaining requisite service periods subsequent to 2015 and $16 million upon a specified capital transaction when the right to such amounts become non-forfeitable.

8.  Long-Term Incentive Compensation / Retirement 401(k) Plan

Overview. Under our parent’s, EP Energy Corporation’s, current stock-based compensation plan (the EP Energy Corporation 2014 Omnibus Incentive Plan, or omnibus plan), our parent may issue to our employees and non-employee directors various forms of long term incentive (LTI) compensation including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares/units, incentive awards, cash awards, and other stock-based awards. They are authorized to grant awards of up to 12,433,749 shares of their common stock for awards under the omnibus plan, with 11,179,603 shares remaining available for issuance as of December 31, 2014.  In addition, in conjunction with the Acquisition in 2012, certain employees received other LTI awards based on their purchased equity interests including (i) Class A “matching” units (subsequently converted into common shares upon our parent’s Corporate Reorganization) and (ii) a “guaranteed bonus” as well as (iii) Management Incentive Units (subsequently converted into Class B shares upon our parent’s Corporate Reorganization) which become payable upon certain liquidity events.  At the time of our parent’s 2013 Corporate Reorganization, they also issued additional Class B shares to a subsidiary for grants to current and future employees that likewise become payable upon certain liquidity events. No additional Class B shares are available for issuance.

We record stock-based compensation expense as general and administrative expense over the requisite service period, net of estimates of forfeitures. If actual forfeitures differ from our estimates, additional adjustments to compensation expense will be required in future periods. All of these LTI programs are discussed further below.

Restricted stock. Our parent grants shares of restricted common stock which carry voting and dividend rights and may not be sold or transferred until they are vested. The fair value of our parent’s restricted stock is determined on the date of grant and these shares generally vest in equal amounts over 3 years from the date of the grant. A summary of the changes in our parent’s non-vested restricted shares for the year ended December 31, 2014 is presented below:

	Number of Shares	Weighted Average Grant Date Fair Value per Share
Non-vested at December 31, 2013	—	$—
Granted	1,131,154	19.80
Vested	(1,929)	19.82
Forfeited	(95,831)	19.82
Non-vested at December 31, 2014	1,033,394	$19.80

During 2014 we recognized approximately $5 million of pre-tax compensation expense and recorded income tax benefits of $2 million on our parent’s restricted share awards. The total unrecognized compensation cost related to these arrangements at December 31, 2014 was approximately $14 million, which is expected to be recognized over a weighted average period of 2 years.

Stock Options. Our parent grants stock options as compensation for future service at an exercise price equal to the closing share price of their stock on the grant date. Stock options granted have contractual terms of 10 years and vest in three tranches over a five-year period (with the first tranche vesting on the third anniversary of the grant date, the second tranche vesting on the fourth anniversary of the grant date and the third tranche vesting on the fifth anniversary thereof), but commence vesting earlier in the event of a complete sell-down by certain of our private equity investors of their shares of our parent’s common stock. Our parent does not pay dividends on unexercised options. A summary of our parent’s stock option transactions for the year ended December 31, 2014 is presented below.

	Number of Shares Underlying Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
			(in years)	(in millions)
Outstanding at December 31, 2013	—	—
Granted	253,740	$19.82
Forfeited or canceled	(34,388)	19.82
Outstanding at December 31, 2014	219,352	$19.82	9.25	—

During 2014 we recognized less than $1 million of pre-tax compensation expense related to stock options awards granted. Total compensation cost related to non-vested option awards not yet recognized at December 31, 2014 was approximately $2 million, which is expected to be recognized over a weighted average period of 4 years. There were no options exercised during the year.

Fair Value Assumptions.  The fair value of each stock option granted was estimated on the date of grant using a Black-Scholes option-pricing model based on several assumptions utilizing management’s best estimate at the time of grant. For the years ended December 31, 2014 the weighted average grant date fair value per share of options granted was $9.03.  Listed below is the weighted average of each assumption based on grants in 2014:

Expected Term in Years	7.0
Expected Volatility	40%
Expected Dividends	—
Risk-Free Interest Rate	2.3%

We estimated expected volatility based on an analysis of historical stock price volatility of a group of similar publicly traded peer companies which share similar characteristics with our parent over the expected term because our parent’s stock has been publicly traded for a very short period of time. We estimate the expected term of our parent’s option awards based on the vesting period and average remaining contractual term, referred to as the “simplified method.” We use this method to provide a reasonable basis for estimating our expected term based on insufficient historical data prior to 2014.

Cash-Based Long Term Incentive.  In 2012 and 2013, we provided long term cash-based incentives to certain of our employees linking annual performance-based cash incentive payments to the financial performance of the company as approved by the Compensation Committee of the board of directors of our parent, EPE Acquisition, LLC, and the employee’s individual performance for the year.  These cash-based LTI awards have a three-year vesting schedule (50% vesting at the end of the first year, and 25% vesting at the end of each of the succeeding two years). These performance based cash incentive awards were treated as liability awards.  Cash-based LTI awards granted during 2013 and 2012 had a fair value of $22 million and $24 million on each respective grant date that will be amortized primarily on an accelerated basis over a three-year vesting period. For the years ended December 31, 2014 and 2013 and the period from March 23 (inception) to December 31, 2012, we recorded approximately $8 million, $16 million and $8 million, respectively, in expense related to these awards.  As of December 31, 2014, we had unrecognized compensation expense of $3 million related to these awards which we will recognize in 2015.

Class A “Matching” Grants.  In conjunction with the Acquisition, certain of our employees purchased Class A units. In connection with their purchase of these units, these employees were awarded compensatory awards for accounting purposes including (i) “matching” Class A unit grants with a fair value of $12 million equal to 50% of the Class A units purchased subject to repurchase by the Company in the event of certain termination scenarios and (ii) a “guaranteed cash bonus” with a fair value of $12 million which was treated as a liability award and was paid in March 2013 equivalent to the amount of the “matching” Class A unit grant.  In connection with our parent’s Corporate Reorganization in August 2013, each “matching” unit was converted into common stock.  For the “guaranteed cash bonus”, we recognized the fair value as compensation cost ratably over the period from the date of grant (May 24, 2012) through the cash payout date in March 2013. For the “matching” Class A unit grant, we recognize the fair value as compensation cost ratably over the four year period from the date of grant through the period over which the requisite service is provided and the time period at which certain transferability restrictions are removed. For the years ended December 31, 2014 and 2013 and the period from March 23 (inception) to December 31, 2012, we recognized approximately $2 million, $6 million and $11 million, respectively, as compensation expense related to both of these awards.  As of December 31, 2014, we had unrecognized compensation expense of $4 million related to the “matching” Class A unit grants, of which we will recognize $3 million in 2015 and the remainder in 2016.

Management Incentive Units (MIPs).  In addition to the Class A “matching” awards described above, certain employees were awarded MIPs at the time of the Acquisition. These MIPs are intended to constitute profits interests.  Each award of MIPs represents a share in any future appreciation of the Company after the date of grant, subject to certain limitations, and once certain shareholder returns have been achieved. The MIPs vest ratably over 5 years subject to certain forfeiture provisions based on continued employment with the Company, although 25% of any vested awards are forfeitable in the event of certain termination events. The MIPs become payable based on the achievement of certain predetermined performance measures (e.g. certain liquidity events in which our private equity investors receive a return of at least one times their invested capital plus a stated return).  The MIPs were issued at no cost to the employees and have value only to the extent the value of the Company increases. For accounting purposes, these awards were treated as compensatory equity awards. On May 24, 2012, the grant date fair value of this award was determined using a non-controlling, non-marketable option pricing model which valued these MIPs assuming a 0.77%  risk free rate, a 5 year time to expiration, and a 73% volatility rate.  Based on these factors, we determined a grant date fair value of $74 million. For the years ended December 31, 2014 and 2013 and the period from March 23 (inception) to December 31, 2012, we recognized approximately $6 million, $19 million and $15 million, respectively, of compensation expense related to these awards.  As of December 31, 2014, we had unrecognized compensation expense of $9 million. Of this amount, we will recognize $6 million in 2015 and the remainder on an accelerated basis for each tranche of the award, over the remainder of the five year requisite service period. The remaining $16 million of compensation will be recognized upon a specified capital transaction when the right to such amounts become nonforfeitable.

Other. On September 18, 2013, EP Energy Corporation, our ultimate parent, issued an additional 70,000 shares of Class B common stock to EPE Employee Holdings II, LLC (EPE Holdings II).  EPE Holdings II was formed to hold such shares and serve as an entity through which current and future employee incentive awards will be granted.  Holders of the awards will not hold actual Class B common stock or equity in EPE Holdings II, but rather will have a right to receive proceeds paid to EPE Holdings II in respect of such shares which is conditional upon certain events (e.g. certain liquidity events in which our private equity investors receive a return of at least one times their invested capital plus a stated return) that are not yet probable of occurring. As a result, no compensation expense was recognized upon the issuance of the Class B shares to EPE Holdings II, and none will occur until those events that give rise to a payout on such shares becomes probable of occurring.  At that time, the full value of the awards issued to EPE Holdings II will be recognized based on actual amounts paid on the Class B common stock.

Retirement 401(k) Plan.  We sponsor a tax-qualified defined contribution retirement plan for a broad-based group of employees.  We make matching contributions (dollar for dollar up to 6% of eligible compensation) and non-elective employer contributions (5% of eligible compensation) to the plan, and individual employees are also eligible to contribute to the defined contribution plan.  During 2014 and 2013 and the period from March 23 (inception) to December 31, 2012, we had contributed $11 million, $12 million and $7 million, respectively, of matching and non-elective employer contributions.